Thornburg International
Growth Fund
September 10, 2010

Class R3: TIGVX	Class R4: TINVX	Class R5: TINFX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	1.00%	0.25%	0.00%
Other Expenses(1)(2)(3)	1.26%	1.26%	1.26%

Total Annual Fund Operating Expenses	3.14%	2.39%	2.14%
Fee Waiver/Expense Reimbursement(4)	(1.64)%	(0.99)%	(1.15)%

Total Annual Fund Operating	1.50%	1.40%	0.99%
Expenses After Fee Waiver/Expense Reimbursement

(1)	A portion of the Fund’s expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.

(2)	For the most recent fiscal year, the Fund had nominal Class R3, Class R4 and Class R5 assets, and the actual expense ratio for each such class (6.14%, 980.09% and 522.27%, respectively) bears no relation to the expected ratio when the class has an expected level of assets. Accordingly, other expenses are estimated for the current period.

(3)	Other expenses include fees and expenses incurred indirectly by the Fund through the Fund’s investment in other investment companies. Those expenses were less than 0.01% for the fiscal year ended September 30, 2009.

(4)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2011, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$815	$1,502	$3,334
Class R4 Shares	$143	$651	$1,186	$2,651
Class R5 Shares	$101	$559	$1,044	$2,382
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103.57% of the average value of its portfolio.
Principal Investment Strategies
The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may invest in developing countries and in smaller companies with market capitalizations of less than $500 million.
The Fund’s investment advisor, Thornburg Investment
Management, Inc. (“Thornburg”) intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•	earnings growth potential

•	business model

•	industry growth potential

•	industry leadership

•	asset appreciation potential

•	potential size of business

•	value based on earnings growth discount model

•	price/earnings ratio
•	price/revenue ratio

•	PE/growth rate ratio

•	price/cash flow ratio

•	enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization)

•	management strength

•	debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:
Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the MSCI All Country World ex-U.S. Growth Index).
Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the MSCI All Country World ex-U.S. Growth Index) and tend to show earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.
Emerging Growth companies are typically growing companies that in Thornburg’s opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the world’s gross domestic product (“GDP”). These companies may not be profitable at the time of purchase.
In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.
Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments can be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to

2 Thornburg International Growth Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download developments affecting entire economies, markets or industries, including changes in interest rates, market volatility, and political and legal developments.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.
Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund’s investments or the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.
Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default and to downgrades.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer term debt obligations owned by the Fund. This effect is also typically more pronounced for lower rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to interest rate changes. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.
Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 30 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund’s investment results vary. The bar chart shows the annual total return for Class R3 shares in the one full calendar year of operations for Class R3 shares. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Morgan Stanley Capital International (MSCI) All Country (AC) World ex-U.S. Growth Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class R3 Shares
Highest quarterly results for time period shown: 28.18%
(quarter ended 6-30-09).
Lowest quarterly results for time period shown: -7.98%
(quarter ended 3-31-09).
Average Annual Total Returns (periods ended 12-31-09)

		Since
		Inception
Class R3 Shares	1 Year	(2-1-08)
Return Before Taxes	44.98%	-10.95%

Return After Taxes on Distributions	44.69%	-11.43%

Return After Taxes on Distributions and Sale of Fund Shares	29.24%	-9.54%

MSCI AC World ex-U.S. Growth Index (reflects no deduction for	38.67%	-9.70%
fees, expenses, or taxes)

		Since
		Inception
Class R4 Shares	1 Year	(2-1-08)
Return Before Taxes	45.10%	-10.92%

MSCI AC World ex-U.S. Growth Index (reflects no deduction for	38.67%	-9.70%
fees, expenses, or taxes)

		Since
		Inception
Class R5 Shares	1 Year	(2-1-08)
Return Before Taxes	45.63%	-10.55%
MSCI AC World ex-U.S. Growth Index (reflects no deduction for	38.67%	-9.70%
fees, expenses, or taxes)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

Thornburg International Growth Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Management
Investment Advisor: Thornburg Investment Management, Inc.
Portfolio Manager: Alexander M.V. Motola, cfa, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2001 and has served as the Fund’s portfolio manager since its inception in 2007.
Purchase and Sale of Fund Shares
Eligible employer-sponsored retirement plans wishing to make Class R3, Class R4 or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3, Class R4 or Class R5 shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3, Class R4 and Class R5, your employer-sponsored retirement plans may establish such minimums. Contact your plan administrator for more information.
Please contact your retirement plan administrator if you wish to sell your Class R3, Class R4 or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.
Tax Information
Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 40 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TH2257

4 Thornburg International Growth Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download